UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 21, 2026, Aptevo Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. Stockholders considered four proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 31, 2026 (the “Proxy Statement”). The final voting results with respect to each of the proposals acted upon at the 2026 Annual Meeting are set forth below.

Proposal 1: Election of Directors

The following two nominees, each of whom were named in the Proxy Statement, were elected to serve on the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Zsolt Harsanyi, Ph.D.	216,997	17,454	402,427
Barbara Lopez Kunz	211,050	23,401	402,427

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2026

The appointment of Baker Tilly US, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
606,661	28,847	1,370	0

Proposal 3: Advisory Vote on Company's 2025 Executive Compensation

The non-binding advisory vote on the compensation paid to our named executive officers was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
165,615	24,031	44,805	402,427

Proposal 4: Approval of the Company's Fourth Amended and Restated 2018 Stock Incentive Plan

The Aptevo Therapeutics Inc. Fourth Amended and Restated 2018 Stock Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
166,484	64,248	3,719	402,427

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	August 21, 2026	By:	/s/ Daphne Taylor
Daphne Taylor Senior Vice President and Chief Financial Officer